                                                                    EXHIBIT 23.3


                        CONSENT OF RYDER SCOTT COMPANY



     We hereby consent to the references to Ryder Scott Company Petroleum Engineers as experts in the field of petroleum engineering in the Registration Statement (Form S-3) and related prospectus of Barrett Resources Corporation dated May 6, 1998.



                         Very truly yours,


                         /s/ Ryder Scott Company Petroleum Engineers

                         RYDER SCOTT COMPANY PETROLEUM ENGINEERS